NYSE: ALEXAlexander & BaldwinPartners for Hawai‘i Premier Commercial Real Estate Company Fourth Quarter and Full-Year 2023 Earnings Presentation February 28, 2024

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin Safe Harbor Statement Statements in this presentation that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, results of operations, and liquidity and financial condition, as well as other factors discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the SEC. The information in this presentation should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements.

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin Agenda A L E X A N D E R & B A L D W I N 3 Lance Parker, President & CEO Real Estate and Strategic Update Clayton Chun, EVP, CFO & Treasurer Financial Matters Lance Parker, President & CEO Closing Remarks Q&A

NYSE: ALEXAlexander & BaldwinPartners for Hawai‘i Lance Parker, President & CEO Real Estate and Strategic Update

REAL ESTATE UPDATE 5

Q4 2023 CRE Results

NOI Growth	4.7%
Same-Store NOI Growth	4.3%
Same-Store NOI Growth (excluding collections of prior year reserves)	4.8%
Core Funds From Operations	$0.29 per diluted share
Same-Store Leased Occupancy	95.5% + 100 basis points from prior quarter
Same-Store Economic Occupancy	93.8% + 100 basis points from prior quarter
Spreads for New Leases	11.4%
Spreads for Renewal Leases	7.0%

REAL ESTATE UPDATE 6

Full-Year 2023 CRE Results

NOI Growth	4.7%
Same-Store NOI Growth	4.3%
Same-Store NOI Growth (excluding collections of prior year reserves)	6.8%
Core Funds From Operations	$1.17 per diluted share
Spreads for New Improved Property Leases	8.0%
Spreads for Renewal Improved Property Leases	7.6%
Spread for Renewal Ground Leases	37.8%
ABR for SNO Leases at December 31, 2023	$2.8 million

STRATEGIC UPDATE 7

Fourth Quarter **Accomplishments**

Warehouse / Distribution @ Maui Business Park


Rendering

- ✓ Pre-leased ground-up development
- 30,000 sq. ft. with 32' clear height
- Space for up to 14 dock-high loading bays
- Q4 2025 in-service date
- $1 million of ABR when economic

Photovoltaic @ Kaka'ako Commerce Center



- ✓ Completed PV installation and go-live
- $0.2 million incremental NOI impact
- 968 PV panels across 24k sq. ft.
- 464 kW system offsets ~37% of consumption

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Alexander & Baldwin | NYSE: ALEX

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin Fourth Quarter Accomplishments S T R A T E G I C U P D A T E 8 • Sold Grace Pacific and related assets for $60 million: • $45 million in cash at closing • $15 million promissory note was paid in January 2024 • With the sale complete, A&B has no continuing interest or involvement • focus on growing CRE portfolio • utilize full strength of balance sheet to fund growth • simplify reporting metrics The Grace sale is significant, because we can …

STRATEGIC UPDATE 9

Full-Year **Accomplishments**

Acquisition — Kaomi Loop Industrial



- Off-market sale leaseback acquisition
- 33,200-square-foot asset
- $9.5M acquisition cost @ 7%+ IRR
- Stabilized asset with 10-year lease term

Renovation — Manoa Marketplace



- Renovation of a strategically located urban-Honolulu asset
- Estimated return of 8.0%-8.5% on capital invested to refresh the asset

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Alexander & Baldwin | NYSE: ALEX

NYSE: ALEXAlexander & BaldwinPartners for Hawai‘i Visitor Arrivals2 vs ALEX Occupancy3 Unemployment1 Resilient Portfolio S T R A T E G I C U P D A T E 1 0 Positioned well, with a high-quality, needs-based portfolio that has proven to be resilient 10.4M 2.7M 6.8M 9.2M 9.6M 93.9% 93.5% 94.3% 95.0% 94.7% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 0.0M 2.0M 4.0M 6.0M 8.0M 10.0M 12.0M 2019 2020 2021 2022 2023 Visitor Arrivals Occupancy 2.3% 10.8% 3.3% 3.7% 2.9% 3.6% 6.7% 4.2% 3.6% 3.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2019 2020 2021 2022 2023 State of Hawaii US Average 1 US unemployment from U.S. Bureau of Labor Statistics, Hawaii unemployment from Hawaii Department of Business, Economic Development & Tourism 2 Visitor arrivals from Hawaii Department of Business, Economic Development & Tourism 3 From previous filings

NYSE: ALEXAlexander & BaldwinPartners for Hawai‘i Financial Matters Clayton Chun, EVP, CFO & Treasurer

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin Quarterly Results Q4 2023 Net income / (loss)1 $(3.5)M $(0.05) per diluted share Income from continuing operations1 $8.5M $0.12 per diluted share FFO $19.9M $0.27 per diluted share Core FFO $21.0M $0.29 per diluted share Quarterly results for 4Q 2023 benefited from collections of previously reserved amounts of approximately $0.4 million, or $0.01 per diluted share, compared to $0.5 million, or $0.01 per diluted share in 4Q 2022 F I N A N C I A L M A T T E R S 1: Represents amounts available to A&B common shareholders. Financial Results 1 2 Full-Year Results Full-Year 2023 Net income / (loss)1 $29.7M $0.41 per diluted share Income from continuing operations1 $40.7M $0.56 per diluted share FFO $79.4M $1.09 per diluted share Core FFO $85.3M $1.17 per diluted share Full-year results for 2023 benefited from collections of previously reserved amounts of approximately $2.1 million, or $0.03 per diluted share, compared to $4.7 million, or $0.06 per diluted share, in the comparable period of 2022

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin F I N A N C I A L M A T T E R S 1 3 Other Financial Results G&A • Fourth quarter 2023 Adjusted EBITDA of $6.3 million compared to $10.7 million in 2022 • Full-year 2023 Adjusted EBITDA of $10.8 million compared to $67.0 million in 2022 • Fourth quarter loss of $11.7 million compared to $87.9 million in 2022 • Full-year 2023 loss of $7.8 million compared to $86.6 million in 2022 Land Operations Discontinued Operations • Fourth quarter 2023 G&A of $7.8 million compared to $8.2 million in 2022 • Full-year 2023 G&A of $34.0 million compared to $35.9 million in 2022

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin 1 4 Strong & Flexible Balance Sheet1 B A L A N C E S H E E T TOTAL LIQUIDITY CASH UNDRAWN REVOLVER $477M $14M $463M Board declared first quarter dividend of $0.2225 per share payable on April 5, 2024, to shareholders of record on March 15, 2024 Share Repurchase Dividend Repurchased nearly 90,000 common shares in 4Q 2023 at an average price of $16.34 per share 10% Secured Debt 13% Unsecured Term Debt 2% Unsecured Revolving Credit 75% Equity Market Cap Total Market Capitalization 41% Secured Fixed 51% Unsecured Fixed Rate 8% Unsecured Variable Rate Outstanding Debt • Net Debt / TTM Consolidated Adjusted EBITDA of 4.2x • Plan to refinance the Laulani Village mortgage that matures in May 2024 with unsecured debt $464 million total debt 1 All debt and liquidity metrics are as of December 31, 2023

NYSE: ALEXAlexander & BaldwinPartners for Hawai‘i Guidance Clayton Chun, EVP, CFO & Treasurer

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin Metric 2024 (E) CRE Same-Store NOI 1.0% to 2.0% Same Store NOI, excluding collections of amounts reserved in previous years 2.0% to 3.0% FFO per diluted share $0.95 to $1.05 AFFO per diluted share $0.80 to $0.90 Initial Full-Year 2024 Guidance G U I D A N C E 1 6

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin $0.83 $0.94 $0.18 $0.15 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 2022 2023 2024 1Land Operations FFO per share is calculated as Total Land Operations operating profit divided by weighted-average diluted shares outstanding, as reported in the respective period. 2022 Land Operations FFO includes $14.8 million related to Land Operations’ proportional share of income tax benefit from the pension termination. CRE and corporate-related FFO is calculated as total FFO minus the portion of FFO related to Land Operations. As a result, it includes the impact of commercial real estate and corporate-related activities. G U I D A N C E 1 7 FFO Guidance Considerations1 FFO per share – CRE and Corporate-related $0.99 to $1.04 $1.01 per share $1.09 per share Guidance 2024 FFO / Share $0.95 to $1.05 FFO per share - Land Operations $(0.04) to $0.01

NYSE: ALEXAlexander & BaldwinPartners for Hawai‘i Closing Remarks Lance Parker, President & CEO

NYSE: ALEXAlexander & BaldwinPartners for Hawai‘i Q&A

NYSE: ALEXAlexander & BaldwinPartners for Hawai‘i Appendix

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin Statement On Use Of Non-GAAP Financial Measures The Company presents certain non-GAAP financial measures in this presentation. The Company uses these non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company’s and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP. The Company’s methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies. Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following slides. Additional information on non-GAAP financial measures is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin CRE Net Operating Income A P P E N D I X 2 2 D O L L A R S I N M I L L I O N S ; A S O F D E C E M B E R 3 1 , 2 0 2 3 2023 2022 2023 2022 CRE Operating Prof it (Loss) $ 17.0 $ 21.2 $ 81.2 $ 81.5 Plus: Depreciation and amortization 9.2 9.1 36.5 36.5 Less: Straight-line lease adjustments (0.9) (2.6) (5.1) (6.3) Less: Favorable/(unfavorable) lease amortization (0.3) (0.3) (1.1) (1.1) Less: Termination income — — (0.1) (0.1) Plus: Other (income)/expense, net — 0.2 0.1 0.5 Plus: Impairment losses - abandoned development costs 4.2 — 4.8 — Plus: Selling, general, administrative and other expenses 1.4 1.6 7.0 6.8 NOI $ 30.6 $ 29.2 $ 123.3 $ 117.8 Less: NOI from acquisitions, dispositions, and other adjustments 0.5 0.3 0.9 0.4 Same-Store NOI $ 30.1 $ 28.9 $ 122.4 $ 117.4 Less: Collections of amounts reserved in previous years 0.4 0.5 2.1 4.7 Same-Store NOI excluding collections of amounts reserved in previous years $ 29.7 $ 28.4 $ 120.3 $ 112.7 Same-Store NOI Growth 4.3% 4.3% Same-Store NOI growth, excluding collections of amounts reserved in previous years 4.8% 6.8% Three Months Ended December 31, Twelve Months Ended December 31,

APPENDIX 23

IN MILLIONS EXCEPT PER SHARE DATA; AS OF DECEMBER 31, 2023

Funds From Operations (FFO) And Core FFO

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2023	2022	2023	2022
Net Income (Loss) available to A&B common shareholders	$ (3.5)	$ (71.6)	$ 29.7	$ (50.8)
Depreciation and amortization of commercial real estate properties	9.2	9.1	36.5	36.5
Gain on the disposal of commercial real estate properties, net	—	—	—	—
Impairment losses - CRE properties	2.2	—	2.2	—
(Income) loss from discontinued operations, net of income taxes	11.7	87.9	7.8	86.6
Income (loss) attributable to discontinued noncontrolling interest	0.3	(0.1)	3.2	1.1
FFO	$ 19.9	$ 25.3	$ 79.4	$ 73.4
Exclude items not related to core business:				
Land Operations operating (profit) loss	(6.3)	(5.7)	(10.8)	1.4
Income (loss) attributable to continuing noncontrolling interest	—	—	—	—
Income tax expense (benefit)	—	(0.2)	—	(18.3)
Pension termination - CRE and Corporate	—	—	—	14.7
Impairment losses - abandoned development costs	2.0	—	2.6	—
Interest rate derivative fair value adjustment	2.7	—	2.7	—
Non-core business interest expense	2.7	2.8	11.4	11.0
Core FFO	$ 21.0	$ 22.2	$ 85.3	$ 82.2
FFO per diluted share	$ 0.27	$ 0.35	$ 1.09	$ 1.01
Core FFO per diluted share	$ 0.29	$ 0.31	$ 1.17	$ 1.13
Weighted average diluted shares outstanding (FFO/Core FFO)	72.7	72.7	72.8	72.8

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Alexander & Baldwin | NYSE: ALEX

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin Consolidated Adjusted EBITDA A P P E N D I X 2 4 D O L L A R S I N M I L L I O N S ; A S O F D E C E M B E R 3 1 , 2 0 2 3 2023 2022 2023 2022 Net Income (Loss) $ (3.2) $ (71.7) $ 33.0 $ (49.5) Adjustments: Depreciation and amortization 9.2 9.2 36.8 # 38.0 Interest expense 6.0 5.3 23.0 22.0 Income tax expense (benefit) — (0.2) — (18.3) Depreciation and amortization related to discontinued operations — 1.5 — 5.8 Interest expense related to discontinued operations — 0.1 0.5 0.2 Consolidated EBITDA $ 12.0 $ (55.8) $ 93.3 $ (1.8) Asset impairments 4.2 5.0 4.8 5.0 Interest rate swap fair value adjustment 2.7 — 2.7 — (Income) loss from discontinued operations, net of income taxes and excluding depreciation, amortization and interest expense 11.7 86.3 7.3 80.6 Pension termination — — — 76.9 Consolidated Adjusted EBITDA $ 30.6 $ 35.5 $ 108.1 $ 160.7 Three Months Ended December 31, Twelve Months Ended December 31,

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin Net Debt A P P E N D I X 2 5 D O L L A R S I N M I L L I O N S ; A S O F D E C E M B E R 3 1 , 2 0 2 3 December 31, 2023 Debt Secured debt $ 189.7 Unsecured term debt 237.3 Unsecured revolving credit facility 37.0 Total Debt $ 464.0 Add: Net unamortized deferred financing cost / discount (premium) 0.1 Less: Cash and cash equivalents (13.5) Net Debt $ 450.6

Partners for Hawai‘i NYSE: ALEXAlexander & Baldwin Land Operations Adjusted EBITDA A P P E N D I X 2 6 D O L L A R S I N M I L L I O N S ; A S O F D E C E M B E R 3 1 , 2 0 2 3 2023 2022 2023 2022 Land Operations Operating Prof it (Loss) $ 6.3 $ 5.7 $ 10.8 $ (1.4) Land Operations depreciation and amortization — — — 1.2 Land Operations EBITDA $ 6.3 $ 5.7 $ 10.8 $ (0.2) Impairment of assets — 5.0 — 5.0 Pension termination — — — 62.2 Land Operations Adjusted EBITDA $ 6.3 $ 10.7 $ 10.8 $ 67.0 Three Months Ended December 31, Twelve Months Ended December 31,

APPENDIX 27

DOLLARS IN MILLIONS; AS OF DECEMBER 31, 2023

Core FFO to Adjusted FFO (AFFO) Bridge

As part of the Company's simplification process, Management will no longer report on or guide to Core FFO in 2024. Instead, Management will report and guide to AFFO. For comparative purposes, a reconciliation between Core FFO and AFFO is provided below.

AFFO represents a non-GAAP measure relevant to the operating performance of the Company as compared to other real estate companies. The Company's calculation refers to FFO as its starting point, adjusted to exclude: (1) items that are non-recurring, infrequent, unusual and unrelated to the core business operating performance (i.e., not likely to recur within two years or has not occurred within the prior two years); and (2) non-cash adjustments, including but not limited to straight-line rent, favorable / unfavorable lease amortization, amortization of deferred financing costs, market debt and swap adjustments, and share-based compensation. AFFO further reduces FFO for normalized recurring expenditures that are necessary to maintain our properties including but not limited to recurring capital expenditures, tenant improvement costs, and leasing commissions paid. Adjusted FFO provides further insight into our performance by focusing on the revenues and expenditures directly involved in our operations and the management of our entire portfolio.

	Twelve Months Ended	
	2023	2022
Core FFO	$ 85.3	$ 82.2
Land Operations activities that do not meet exclusion definition, net[1]	3.9	16.3
Non-core business interest expense	(11.4)	(11.0)
Maintenance Capital Expenditures (recurring)	(13.7)	(14.6)
Leasing commissions	(1.4)	(1.3)
Non-cash debt adjustments	1.0	1.0
CRE segment straight-line lease and (favorable)/unfavorable lease amortization adjustments	(6.3)	(7.4)
Amortization of share-based compensation	6.1	4.9
AFFO	$ 63.5	$ 70.1
Weighted average diluted shares outstanding (FFO)	72.8	72.8

[1]Balance represents Land Operations profit / (loss) excluding inter segment operating charges (net), (gain) / loss on sale of business, (earnings) / loss from joint ventures, pension termination (net of tax), impairment of assets and the non-cash impact of changes in certain legal, environmental and other reserves. See Table 18 within our Supplemental Information for more details.

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